Exhibit 99.1

LIVEXLIVE THE GLOBAL LIVE MUSIC LIFESTYLE MEDIA BRAND FOR ALL SCREENS NASDAQ: LIVX

SAFE HARBOR The information in this presentation is provided to you by LiveXLive Media, Inc. (the “Company”) solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else. By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation. By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations. No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation. The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified. By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials. This presentation contains forward - looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results. Such forward - looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward - looking statements. These factors include uncertainties as to identifying, acquiring, securing and developing content, ability to attract and retain users, successfully implementing the Company’s and Slacker’s growth strategy, including relating to their technology platforms and applications, management’s relationships with industry stakeholders, changes in economic conditions, competition and other risks including, but not limited to, those described in the Company’s 10 - K , filed with the Securities and Exchange Commission on June 29, 2018 (the “SEC”) and other filings and submissions with the SEC. These forward - looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law. Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward - looking statements contained in this presentation to reflect future events or circumstances. This presentation speaks as of February 13, 2019. The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed. Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date 2

LIVE X LIVE IS THE WORLD’S LEADING PREMIUM STRE A MI N G P LATFORM DEVOTED TO LIVE MUSIC, INTERNET RADIO AND MUSIC - RELATED VIDEO CONTENT

WORLD CLASS MANAGEMENT TEAM



Robert Ellin – *Chairman and Chief Executive Officer*

Over 30 years of investment and turnaround experience, deep relationships in media and entertainment, & prior public company experience as Executive Chairman of Mandalay Digital Group



Mike Bebel – *EVP, Corp. Development and Rights Mgmt.*

More than 20 years of digital music, operating, and senior leadership experience at Nokia, Mix Radio, Microsoft, and others



Doug Schaer – *Chief Operating Officer*

Experienced business strategist specializing in franchise asset development in entertainment and sports



Matt Baxter – *Head of Content*

Extensive experience in Original Programming, including video production, editorial strategy, branded entertainment, and content distribution



Jonathan Anastas – *Chief Marketing Officer*

Delivered award-winning marketing campaigns across Entertainment, Gaming, Music, Automotive and Action Sports; delivering subscribers, revenue and engagement



Jerry Gold – *Chief Strategy Officer and Director*

Former Executive Vice President and CFO of Warner Music Group and Senior Partner at Ernst & Young



Michael Zemetra – *Chief Financial Officer*

Built and led financial organizations across multi-billion-dollar companies, former Vice President of Finance at J2 Global, and previously the SVP and Chief Accounting Officer at Demand Media



David Schulhof – *Chief Development Officer*

More than 20 years of experience as an executive in the music, digital media and private equity sectors specializing in the development and operations of music publishing and recording rights



Tad Ro – *Head of Product*

Deep expertise in product management, design, UX/UI, digital media strategies and developing interactive, multimedia entertainment products across Web, Mobile, VOD and wireless OTT platforms



Alex Brough – *Sales and Brand Partnerships*

Developed and integrated advertising solutions on behalf of national brands across audio, video, digital, social, mobile, and event platforms

OPERATING TEAM WITH DEEP INDUSTRY EXPERIENCE AND RELATIONSHIPS

DISTINGUISHED AND EXPERIENCED BOARD OF DIRECTORS



Ramin Arani– *Independent Director*

Former lead manager of Fidelity's Puritan Fund and current Board member of Vice Media, Ellen Digital and Opportunity Network



Patrick Wachsberger - *Independent Director*

Founder and CEO of Picture Perfect Entertainment and former Chairman of Lionsgate Films



Craig L. Foster - *Independent Director*

Former Chief Financial Officer and Chief Accounting Officer of Amobee, Inc.



Jay Krigsman - *Independent Director*

Executive Vice President and Asset Manager of The Krausz Companies



Tim Spengler – *Independent Director*

Current President of Densu Aegis and former President of Clear Channel Media and Interpublic Group

SUPPORTED BY A STRONG SUITE OF FORMAL ADVISORS



Steven Bornstein

Former CEO of ESPN and NFL Network



Jason Flom

CEO of Lava Records



Chris McGurk

Former COO of MGM and Universal Pictures



Hank Neuberger

Lead Producer of Coachella, Lollapalooza



Jules Haimovitz

Former President of Viacom and Founder of Showtime



Roger Werner

Former CEO and President of ESPN and Speedvision,

6 Click the above image to view the video

FESTIVAL GROWTH TO REVENUE GROWTH – LIVE NATION CASE STUDY Source: Live Nation 7 $ - $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 0 2,500 5,000 7,500 10,000 Ma r - 10 Sep - 10 Mar - 11 Sep - 11 Mar - 12 Sep - 12 Mar - 13 Sep - 13 Mar - 14 Sep - 14 Mar - 15 Sep - 15 Mar - 16 Sep - 16 Mar - 17 Sep - 17 Mar - 18 Sep - 18 Sha r e Price Events Live Events Share Price

KEY MACRO DRIVERS

SIGNIFICANT UNMET DEMAND FOR NEW WAYS TO EXPERIENCE LIVE MUSIC 2014 2020 201 2.9 Billion 1.6 Billion GROWTH OF MOBILE Over 2.5 billion smartphone users globally in 2018 LOVE OF LIVE MUSIC 32M people attend at least one music festival in the U.S. annually 51% of U.S. attended a live music event in 2015 DESIRE FOR PREMIUM CONTENT Subscribers: 130 million Netflix 83 million Spotify 40 million Apple Music ACCEPTANCE OF LIVE STREAMING Users watch live video 3x longer and comment 10 times more than recorded footage Source: BBC, Billboard, Emarketer, Facebook Live, Forbes, The Verge, Sta=sta 9

PREMIUM SERVICES AND ADVERTISING DOLLARS ARE GOING THROUGH A FUNDAMENTAL SHIFT 401 MILLION global OTT video paid subscribers in 2017 176 MILLION global music paid subscribers in 2017 64% OF INTERNET USERS globally use a music streaming service PAY FOR PREMIUM SERVICES SUBSCRIBE TO MULTIPLE SERVICES Used Multiple Music Apps for Streaming September 2016 57% 39% 18 - 34 35 + A P P 1. 2. 3. DIGITAL MUSIC REVENUE BY SOURCE 67% 1 9% 28% 11% 39% Permanent Downloads Subscription Streaming Ad - Support Streaming Mobile Personalization & Other 21% 2013 8% 6% 2017 10

NOT A WINNER TAKE ALL MARKET – THERE WILL BE MULTIPLE WINNERS IN THE MEDIA STREAMING ECOSYSTEM 11

U.S. LIVE MUSIC GLOBAL OTT/STREAMING $ 28.0B $29.5 $30. $19. GLOBAL DIGITAL MUSIC STREAMING $11.1 B $5.4B POSITIONED AT THE CENTER OF THREE EXPLODING SECTORS Source: IBISWorld, PWC 12

KEY LIVEXLIVE KPI TRACKING YTD

- Fiscal Year Goal: 27+ festivals, 400+ hours of content

Festival Livestreams

- **47M+**
  Live Streams (YTD)
- **22**
  Music Festivals (YTD)
- **400+**
  Artists Streamed (YTD)

Reach & Platforms

- **125+**
  Countries Reached
- **657k+**
  Paid Subscribers
- **1.2M+**
  Monthly Active Users

Original Content

- **325+**
  Hours of Live Music
- **200+**
  Original short-form content pieces developed for the LXL platform and channels
  - Artist Profiles
  - Artist Interviews
  - Field shot segments
  - Pilots
  - VODs

Note: LIVX's fiscal year ends March 31st |
YTD progress denotes 3/31/2018 – 2/13/2019

13 LIVEXLIVE

LIVE X LIVE CONT E NT

CONTENT: 2018 FESTIVAL LINEUP OVER 2,000 MUSIC FESTIVALS WORLDWIDE PRESENTS SIGNIFICANT OPPORTUNITY 27 FESTIVAL FOOTPRINT X 8 HOURS OF CONTENT PER DAY X 3 DAYS PER FESTIVAL = SEVERAL HUNDRED HOURS OF LIVE AAA CONTENT, MAKING LIVEXLIVE MEDIA THE LARGEST LIVE MUSIC STREAMING COMPANY 15

2018 STREAMING LINEUP – 2x YoY Social Reach POST MALONE | DEMI LOVATO | BRUNO MARS | LIL WAYNE | DAVID GUETTA | KE$HA | BIG SEAN | TIËSTO | KENDRICK LAMAR | CARDI B | HARDWELL | AVENGED SEVENFOLD | MUSE | RICK ROSS | LORDE | ZEDD | J. COLE | FOO FIGHTERS | THE CHAINSMOKERS | DJ KHALED | PEARL JAM | AFROJACK | WAKA FLOCKA FLAME | A$AP ROCKY | FRENCH MONTANA | THE KILLERS | TYLER, THE CREATOR | MARTIN GARRIX | THIRTY SECONDS TO MARS | WIZ KHALIFA | ARMIN VAN BUUREN | POST MALONE | GORILLAZ | MARSHMELLO | TRAVIS SCOTT LIL PUMP | LIL UZI VERT | MARILYN MANSON | MIGOS | FEARNE COTTON | 21 SAVAGE | DJ SNAKE | THE SCRIPT | BULLET FOR MY VALENTINE | DIPLO | ARCTIC MONKEYS | ALESSO | MAJOR LAZER | RAE SREMMURD | BUGZY MALONE | XXXTENTACION | KODAK BLACK | W&W | ZARA LARSSON | JACK JOHNSON | MUMFORD & SONS | THE OFFSPRING | SCHOOLBOY Q | ZIGGY MARLEY | ALICE IN CHAINS | KYGO | AXWELL ^ INGROSSO | YOUNG THUG | LIONEL RICHIE | TOTAL SOCIAL FOLLOWING INCREASED TO 2.2 BILLION FROM 1.1 BILLION *THIS SAMPLE LINEUP PROVIDES AN ILLUSTRATION OF THE SIZE OF OUR OPPORTUNITY USING ONLY A HANDFUL OF TOP FESTIVALS. 16

DISTRIBUTION: A GLOBAL STREAMING SERVICE LIVEXLIVE streams in over 125 countries worldwide Streams LiveXLive content 17

• The global thought leader in Dance Music, inclusive of EDM • 400+ festivals, concerts and club nights during 25 year history • 4+ million event attendees across US, China, Brazil, Mexico, Japan and UK • EDC Las Vegas is the largest multi - day festival in North America with more than 400,000 attendees • In partnership with Live Nation • 1 st company - wide partnership agreement • LiveXLive has secured 5 - year, exclusive , global digital broadcast rights across all Insomniac events, including up to 20 festivals and 100 events annually • Rights include Electric Daisy Carnival ( EDC ) • Will establish Insomniac Channel across LiveXLive and Slacker platforms • Broadcast mediums to included streaming, VOD, AR, VR, theatrical, and select audio CONTENT: INSOMNIAC 18

LIVEXLIVE IN THE NEWS…. 19

CONTENT: 3 FESTIVALS STREAMED SIMULTANEOUSLY

Recent Festivals Streamed by LiveXLive

OVERVIEW MAY 18-20, 2018

STREAMED 3 MAJOR MUSIC FESTIVALS

3 MAJOR MUSIC FESTIVALS

LARGE ONLINE PRESENCE

POTENTIAL SOCIAL REACH (INCLUDING ARTISTS AND PARTNER POSTS):
25 MILLION PEOPLE

CROSS PLATFORM

LIVEXLIVE DROVE **500,000** IMPRESSIONS TO SLACKER RADIO

CONTENT SUMMARY

- 3 DAYS OF PERFORMANCES
- 60+ HOURS OF LIVE CONTENT
- AVERAGE SESSION LENGTH OF 11.5 MINUTES
- 125 ARTISTS STREAMED ACROSS 11 STAGES
- FILMED 15+ ORIGINAL PROGRAMMING PILOTS

VIEWS

14+ MILLION

(AS COMPARED TO 6.5 MILLION VIEWS FOR ROCK IN RIO IN 2017)

SUPPORTED PLATFORMS

iOS | tv | android | amazon fireTV | Roku

DISTRIBUTION PARTNERS

YouTube | twitch | Tencent 腾讯 | Townsquare Media

SELECT ARTISTS STREAMED

AVENGED SEVENFOLD | THE CHAINSMOKERS | DIPLO | FOSTER THE PEOPLE | KASKADE | TIESTO | THE KILLERS | STONE SOUR | STONE TEMPLE PILOTS

20 LIVEXLIVE

CONTENT: ROLLING LOUD LOS ANGELES

Recent Festival Streamed by LiveXLive


Rolling Loud
SOUTHERN CALIFORNIA

OVERVIEW DECEMBER 14-15, 2018

3 MAJOR MILESTONES ACHIEVED

LAUNCHED LIVE ZONE


LIVE X LIVE

LIVE MUSIC PROGRAMMING - 8 CORRESPONDENTS

FEATURED OVER 75 INTERVIEWS

KIA BRANDED EXPERIENCE

POTENTIAL SOCIAL REACH (INCLUDING ARTISTS AND PARTNER POSTS):

280 MILLION PEOPLE

SAMSUNG KEY VR PARTNERSHIP

NEXT-GENERATION TECHNOLOGY VR WITH MAJOR PARTNER

CONTENT SUMMARY

- 2 DAYS OF PERFORMANCES
- 20+ HOURS OF LIVE CONTENT
- AVERAGE SESSION LENGTH OF OVER 10 MINUTES
- 85+ ARTISTS STREAMED ACROSS 2 STAGES
- FILMED 10+ ORIGINAL PROGRAMMING PILOTS

VIEWS

3.5+ MILLION

(AS COMPARED TO 1.7 MILLION VIEWS FOR ROLLING LOUD BAY AREA IN OCTOBER 2018)

SUPPORTED PLATFORMS

iOS, Apple tv, android, amazon fireTV, Roku

DISTRIBUTION PARTNERS

YouTube, twitch, Facebook LIVE, dailymotion

SELECT ARTISTS STREAMED

POST MALONE | LIL WAYNE | WIZ KHALIFA | LIL UZI VERT | 21 SAVAGE |

21 LIVEXLIVE

OUR PRODUCTION & DISTRIBUTI ON P LATFO RM

PLATFORM: AUDIO AND VIDEO STREAMING MUSIC SERVICES COME TOGETHER Services combine recorded music, live music, audio and video including the U.S, music libraries of: • Car distribution to 85 different automobiles, including Tesla • 350+ curated, interactive music stations with fully interactive music, abc news • Content library of over 13m songs and over 55b plays to date • Significant technology advantages adding video to slacker’s audio infrastructure • Combined music division and on air talent, offering special custom channels for concert tours and festivals 23

CARRIER DEVICES / OPERATING SYSTEMS SUPPORTED / VEHICLES LAUNCHED IN FY’19 MARKETING AND DISTRIBUTION: OVERVIEW 24

MARKETING: ENGAGEMENT DRIVEN BY INFLUENCERS AND PERFORMING ARTISTS

INFLUENCERS



JOHANNES BARTL



AMANDA CERNY



JAKE PAUL



KING BACH



JUSTIN ROBERTS



Jake Paul: "It's Everyday Bro" First Live Performance Exclusive
1,163,723 views

LXL INFLUENCER, JAKE PAUL, EARNING OVER 1M YOUTUBE VIEWS

ARTISTS



METALLICA



ALICIA KEYS



RED HOT CHILI PEPPERS



MAROON 5



RIHANNA



Demi Lovato – Sober
4,832,608 views

DEMI LOVATO AT ROCK IN RIO, STREAMED BY LXL

25

LIVEZONE: THE SPORTSCENTER OF LIVE MUSIC • Launched in December 2018 • Only platform for music fans to watch, listen, experience, discuss, deliberate and enjoy live music and entertainment on a daily basis • On Location / Live Reports / Music Updates • Variety of Rich Content and Entertainment News Programs • Live Chat for Higher Audience Engagement • Powerful Platform for Brands and Sponsors to Extend Their Audience Reach to via Advertising and Partnerships IN - HOUSE P R ODUCTION • LiveXLive’s Production Capabilities Include Top - tier Broadcast Facilities, Seasoned Executive Producers, and Best in Class Crew. • LiveXLive can Produce Premium Live Events for $20k per Hour Compared To Industry Comps at $500k per Hour Today 26

27 MO NETIZATION STRATEGY

ADVERTISERS I N TEGR ATED MARKETING D A TA DISTRIBUTION REVENUE SUBSCRIPTIONS IN CHANNEL PURCHASES TRANSACTIO NS MONETIZATION AND SERVICES 28

SELECT FINANCIALS

- Full year March 31, 2019 guidance - Revenue - $37.5M - $45.0M and Adj Ops Income (Loss)* ($10.0M) - ($12.0M)



+450% projected YOY Revenue growth
$37.5M - $45.0M
$0.2M
$7.1M
$7.6M
$8.0M
$9.0M
Revenue
Adj Ops Income (Loss)
FY 2017
FY 2018
Q1 19A
Q2 19A
Q3 19A
FY 2019 FC
($3.1M)
$(6.1M)
($4.6M)
($3.6M)
($2.6M)
($10.0M) – ($12.0M)

* Adj. Operating income (loss) – see definition on next slide

29

(USD $ in Millions) Nine Months Ended December 31 st , 2018 Revenue $24.5 Adjusted Operating Income (Loss) 1 ($10.7) Cash & Cash Equivalents $14.3 Total Debt 2 $14.3 Total Stockholder’s Equity $14.7 Shares Outstanding 3 51,985,105 Fully Diluted Shares Outstanding 4 59,926,403 LiveXLive successfully closed a private placement in June 2018, raising $10.0M in net proceeds by issuing $10.64M of senior convertible debentures, convertible at $10/share SELECT FINANCIALS 1 Adj . Operating income (loss), a non - GAAP term, is operating income (loss) before (a) non - cash GAAP purchase accounting adjustments for certain deferred rev . & costs, (b) prof . fees attributable to acquisition activity, (c) employee severance payments and 3 rd party prof . fees attributable to acquisition & corp . realignment activities, (d) non - recurring rev . assoc . with (reserves for) certain legal settlements of acquired companies prior to acquisition date, and (e) charges pertaining to the shutdown of LXL Tickets, depreciation and amortization (incl . goodwill impairment), & certain stock - based comp . expense 2 Composed of senior secured and unsecured convertible notes, net of discounts. Excludes $3.2 million in senior secured convert ibl e debentures issued in Feb 2019. 3 As of 12/31/2018 4 Per Form 10 - Q filed on November 14 th , 2018, this number includes 167,363 warrants outstanding, 5,111,668 options outstanding and 2,662,267 shares issuable underlying the Company’s unsecured convertible notes 30

• World class management team with deep experience in media brand building and music • More live streamed festivals, concerts, and special events: • 2018 lineup increased to 27 festivals and over 50 events globally • 350+ streaming radio channels integrated with LiveXLive via Slacker acquisition: • Slacker’s net subscribers increased from 447,000 at March 31 st to 489,000 at June 30 th to 610,000+ as of November 28, 2018 • Editorial team and daily news reporting to build authority across LiveXLive platform • A diverse slate of original and acquired programs • LXL streaming artists reached more than 360 million fans since May 2018 • Multifaceted monetization strategy including subscription, advertising, sponsorship, D 2 C commerce • Industry leading music industry and distribution relationships, including: KEY TAKEAWAYS 31 31

CAPITAL MARKETS

Stock

NASDAQ: LIVX

Stock Price (2/13/19):	$5.69
Market Cap:	$296M
Average Daily Volume:	130,909
Shares Outstanding:	52.0M
Fiscal Year End:	March 31
Top Institutional Shareholders:	Fidelity Rho Capital Partners Sandor Advisors Primary Investments Robert Ellin (CEO)

News Releases

December 20, 2018
LiveXLive Reports Strong Growth Across All Key Performance Metrics Following Rolling Loud Festival

December 18, 2018
This Weekend: LiveXLive to Livestream the Life is Beautiful Festival Globally, Excluding the United States

December 14, 2018
LiveXLive And Life is Beautiful Music & Art Festival Sign Exclusive Multi-Year Non-US Distribution And Content Production Partnership

December 12, 2018
LiveXLive to Livestream Bumbershoot Festival Labor Day Weekend

December 4, 2018
LiveXLive's Summer of Streaming Continues with HARD Summer Music Festival 2018 This Weekend

November 11, 2018
LiveXLive to Livestream Gryffin Concert November 30

November 26, 2018
LiveXLive Media to Present at Raymond James Technology Investors Conference on December 4, 2018, LD Micro Main Event XI on December 6, 2018, and Maxim Group TMT Conference on December 11, 2018

November 14, 2018
LiveXLive Media Announces Record Results For Second Quarter 2019

November 7, 2018
LiveXLive To Livestream Insomniac's Flagship East Coast Music Festival, EDC Orlando, This Weekend

32 LIVEXLIVE

INVESTOR RELATIONS CONTACT: BLUESHIRT GROUP IR@LIVEXLIVE.COM